UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

SCHOLASTIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

557 BROADWAY, NEW YORK,
NEW YORK	10012
(Address of Principal Executive Offices)	(Zip Code)

(212) 343-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SCHL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Scholastic Corporation (the “Company”) held its annual meeting of stockholders on September 20, 2023. The final results of voting on each of the matters submitted to a vote of the security holders at the meeting are as follows:

Matters Voted Upon by Holders of Class A Stock

1.	Nominees for Election to Board of Directors

	For	Against	Withheld
Iole Lucchese	1,656,200	0	0
Andrés Alonso	1,656,200	0	0
Robert Dumont	1,656,200	0	0
Linda Li	1,656,200	0	0
Verdell Walker	1,656,200	0	0
Peter Warwick	1,656,200	0	0
David J. Young	1,656,200	0	0

2.	Advisory vote for the approval of fiscal 2023 compensation awarded to the Registrant’s Named Executive Officers as set forth in the proxy statement for the annual meeting.

For	Against	Abstain
1,656,200	0	0

3.	Advisory vote on the frequency of a stockholder advisory vote regarding the compensation awarded to Named Executive Officers.

One Year	Two Years	Three Years	Abstain
0	0	1,656,200	0

The shares of Class A Stock are not held through brokers and, accordingly, broker non-votes are not applicable.

Matters Voted Upon by Holders of Common Stock

1.	Nominees for Election to Board of Directors.

	For	Against	Withheld	Broker Non-Vote
James W. Barge	15,397,112	0	11,225,798	0
John L. Davies	25,855,759	0	767,151	0

In light of the results of the advisory vote on the frequency of a stockholder advisory vote regarding the compensation awarded to Named Executive Officers, the Company intends to continue to submit Named Executive Compensation to the Class A Stockholders for an advisory vote every three years. The next stockholder advisory vote on Named Executive Compensation is expected to take place at the annual meeting of stockholders to be held in September 2026.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: September 25, 2023	By:	/s/ Andrew S. Hedden
Andrew S. Hedden
Executive Vice President and General Counsel